SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 12, 2002
(Date of earliest event reported)

Commission File No. 333-97457

                       Wachovia Asset Securitization, Inc.
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     North Carolina                                      56-1967773
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

           301 South College Street, Charlotte, North Carolina, 28288
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Address of principal executive offices                   (Zip Code)

                                 (704) 374-2702
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               Registrant's Telephone Number, including area code

            First Union Residential Securitization Transactions, Inc.
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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Wachovia Securities, Inc. which are hereby filed pursuant to such letters.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      (99) Collateral Term Sheets, Computational Materials and Structural Term Sheets prepared by Wachovia Securities, Inc. in connection with Wachovia Asset Securitization, Inc., Mortgage
                                        Pass-Through Certificates, Series 2002-1

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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WACHOVIA ASSET SECURITIZATION, INC.

September 12, 2002

                                        By: /s/ Robert J. Perret
                                            ------------------------------------
                                            Robert J. Perret
                                            Director

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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99)           Collateral Terms Sheets, Computational                E
                  Materials and Structural Term Sheets
                  prepared by Wachovia Securities, Inc. in connection with Wachovia Asset
                  Securitization, Inc., Mortgage Pass-
                  Through Certificates, Series 2002-1